BLACKROCK FUNDSSM

BlackRock Infrastructure Sustainable Opportunities Fund

(the “Fund”)

Supplement dated October 18, 2023 to the Summary Prospectuses and

Prospectuses of the Fund, each dated September 28, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Infrastructure Sustainable Opportunities Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Infrastructure Sustainable Opportunities Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Nikhil Uppal, CFA	2021	Managing Director of BlackRock, Inc.
Balfe Morrison	2023	Vice President of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Nikhil Uppal and Balfe Morrison are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Nikhil Uppal, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Managing Director of BlackRock, Inc. since 2022; Head of Listed Infrastructure since 2021; member of BlackRock’s Global Real Asset Securities Group since 2017; Director of BlackRock, Inc. from 2014 to 2022; Vice President of BlackRock, Inc. from 2009 to 2014; Associate of BlackRock, Inc. from 2006 to 2009.
Balfe Morrison	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Vice President of BlackRock, Inc. and member of BlackRock’s Global Real Asset Securities Group since 2019; Associate of BlackRock, Inc. from 2015 to 2018; Analyst at Lazard from 2013 to 2015; Analyst at Bank of America from 2012 to 2013.

Shareholders should retain this Supplement for future reference.

ALLPRO-ISO-1023SUP

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